Annual Fund Operating Expenses - Direxion Monthly 25 Plus Year Treasury Bear 1_35X Fund - Investor Class	Dec. 29, 2020
Operating Expenses:
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses of the Fund	3.43%
Acquired Fund Fees and Expenses	0.03%	[1]
Total Annual Fund Operating Expenses	4.46%
Expense Cap/Reimbursement	(3.33%)	[2]
Total Annual Fund Operating Expenses After Expense Cap/Reimbursement	1.13%

[1]	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because acquired fund fees and expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
[2]	Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) has entered into an Operating Expense Limitation Agreement with the Fund. Under the Operating Expense Limitation Agreement, Rafferty has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for Other Expenses through September 1, 2022, to the extent that the Fund’s Total Annual Fund Operating Expenses exceed 1.10% of the Fund’s average daily net assets (excluding, as applicable, among other expenses, taxes, swap financing and related costs, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions and extraordinary expenses). Any expense waiver or reimbursement is subject to recoupment by the Adviser within the following three years only if overall expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.